Concentrations	12 Months Ended
Dec. 31, 2011
Concentrations [Abstract]
Concentrations

(11)           Concentrations

Cash Concentrations

At times, cash balances held in financial institutions are in excess of federally insured limits. Management performs periodic evaluations of the relative credit standing of financial institutions and limits the amount of risk by selecting financial institutions with a strong credit standing.

Major Customers

For the year ended December 31, 2011, there were two customers that each generated at least 10% of our revenues and these customers represented a total of 40% of revenues.  As of December 31, 2011, net accounts receivable due from these customers totaled approximately $381,000.

For the year ended December 31, 2010, there were four customers that each generated at least 10% of our revenues and these customers represented a total of 70% of revenues.  As of December 31, 2010, net accounts receivable due from these customers totaled approximately $843,000.